COLUMBIA OREGON MUNICIPAL BOND FUND, INC.
                                  (THE "FUND")



                Supplement to Prospectuses Dated January 1, 2004


The following paragraph is added to the section "PRINCIPAL INVESTMENT STRATEGIES" for the Fund:

The Fund may purchase derivative instruments, such as futures, options, swap contracts and inverse floaters, to gain or reduce exposure to particular securities or segments of the municipal bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of municipal securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

The following paragraph is added to the section "PRINCIPAL INVESTMENT RISKS" for the Fund:

Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the Fund to receive taxable income, which could increase the amount of taxes payable by shareholders. Other risks arise from a Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. For more information on the risks of derivative strategies, see the statement of additional information.



                                                           May 14, 2004


199-36/909R-0504